EXHIBIT 10.24


                                 FIFTH AMENDMENT
                           Dated as of April 19, 2005


     This FIFTH AMENDMENT (this "Amendment") is entered into among ITRON, INC., a Washington corporation (the "Borrower"), the Tranche C Term Lenders party hereto, BEAR, STEARNS & CO. INC., as sole lead arranger and sole bookrunner (in such capacity the "Lead Arranger"), BEAR STEARNS CORPORATE LENDING INC., as syndication agent (in such capacity the "Syndication Agent") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity the "Administrative Agent").

                             PRELIMINARY STATEMENTS

     1. Reference is made to the Credit Agreement dated as of December 17, 2003 among the Borrower, the Lenders party thereto, the Lead Arranger, the Syndication Agent and the Administrative Agent (as amended by the First Amendment dated as of March 15, 2004, the Second Amendment dated as of May 14, 2004, the Third Amendment dated as of June 30, 2004 and, if it becomes effective in accordance with its terms, the Fourth Amendment dated as of April 19, 2005, the "Credit Agreement"). Capitalized terms used but not otherwise defined herein are used with the meanings given in the Credit Agreement. Capitalized terms defined in Section 1 are used herein as so defined.

     2. The Borrower has requested that the Credit Agreement be amended as herein set forth.

     3. The parties hereto are willing to enter into such amendment, on the terms and conditions stated below.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Amendment to Credit Agreement.

     (a) Section 1.1 of the Credit Agreement is amended to add the following new definitions in the appropriate alphabetical order:

          (i) "Additional Tranche C Term Loans": term loans funded on the Fifth Amendment Effective Date as set forth in Section 2(b) of the Fifth Amendment.

          (ii) "Additional Tranche C Term Lender": each Person that agrees, in a Tranche C Addendum, to fund an Additional Tranche C Term Loan on the Fifth Amendment Effective Date.

          (iii) "Conversion Notice": A Conversion Notice substantially in the form of Annex 1 to the Fifth Amendment.

          (iv) "Fifth Amendment": the Fifth Amendment to this Agreement, dated as of April 19, 2005.

          (v) "Fifth Amendment Effective Date": the date on which the Fifth Amendment became effective as set forth in Section 2 thereof.

          (vi) "Tranche C Addendum": an instrument satisfactory to and accepted by the Lead Arranger and Administrative Agent, by which an Additional Tranche C Term Lender approved by them becomes a party to this Agreement as Lender on the Fifth Amendment Effective Date.

          (vii) "Tranche C Term Lender": each Lender that holds a Tranche C Term Loan.

          (viii) "Tranche C Term Loan": the collective reference to all Tranche B Term Loans converted to Tranche C Term Loans pursuant to a Conversion Notice and all Additional Tranche C Term Loans.

          (ix) "Tranche C Term Percentage": as to any Tranche C Term Lender at any time, the percentage which the aggregate principal amount of such Lender's Tranche C Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche C Term Loans then outstanding.

     (b) The definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement is amended by inserting the following row at the bottom of the table set forth therein:

         ---------------------------------- --------------- --------------
          Tranche C Term Loans                  1.75%           0.75%
         ---------------------------------- --------------- --------------

     (c) The definition of "Facility" contained in Section 1.1 of the Credit Agreement is amended (i) to re-letter clause (b) as clause (c) and (ii) to insert the following new clause (b):

          (b) the Tranche C Term Loans (the "Tranche C Term Loan Facility")

     (d) The definition of "Interest Period" contained in Section 1.1 of the Credit Agreement is amended to change "Tranche B Term Loans" to "Tranche C Term Loans".

     (e) The definition of "Term Lenders" contained in Section 1.1 of the Credit Agreement is amended to change "Tranche B Term Lenders" to "Tranche C Term Lenders".

     (f) The definition of "Term Loans" contained in Section 1.1 of the Credit Agreement is amended to change "Tranche B Term Loans" to "Tranche C Term Loans".

     (g) Section 2.1 of the Credit Agreement is amended by inserting the following sentence at the end thereof:

         On the Fifth Amendment Effective Date, all Tranche B Term Loans subject to Conversion Notices delivered by Tranche B Term Lenders shall be converted to Tranche C Term Loans and shall constitute, with all Additional Tranche C Term Loans, outstanding Tranche C Term Loans. The Tranche C Term Loans shall initially be Eurodollar Loans having a one-month Interest Period commencing on the Fifth Amendment Effective Date.

     (h) Section 2.3 of the Credit Agreement is amended to insert the following at the end thereof:

         The Tranche C Term Loan of each Tranche C Term Lender shall mature in 23 consecutive quarterly installments, commencing on June 30, 2005, each of which shall be in an amount equal to such Lender's Tranche C Term Percentage multiplied by the amount set forth below opposite such installment:

                  Installment                      Principal Amount
                  -----------                      ----------------

         ---------------------------------------- -------------------------
         June 30, 2005                            $324,031.25
         ---------------------------------------- -------------------------
         September 30, 2005                       $324,031.25
         ---------------------------------------- -------------------------
         December 31, 2005                        $324,031.25
         ---------------------------------------- -------------------------
         March 31, 2006                           $324,031.25
         ---------------------------------------- -------------------------
         June 30, 2006                            $324,031.25
         ---------------------------------------- -------------------------
         September 30, 2006                       $324,031.25
         ---------------------------------------- -------------------------
         December 31, 2006                        $324,031.25
         ---------------------------------------- -------------------------
         March 31, 2007                           $324,031.25
         ---------------------------------------- -------------------------
         June 30, 2007                            $324,031.25
         ---------------------------------------- -------------------------
         September 30, 2007                       $324,031.25
         ---------------------------------------- -------------------------
         December 31, 2007                        $324,031.25
         ---------------------------------------- -------------------------
         March 31, 2008                           $324,031.25
         ---------------------------------------- -------------------------
         June 30, 2008                            $324,031.25
         ---------------------------------------- -------------------------
         September 30, 2008                       $324,031.25
         ---------------------------------------- -------------------------
         December 31, 2008                        $324,031.25
         ---------------------------------------- -------------------------
         March 31, 2009                           $324,031.25
         ---------------------------------------- -------------------------
         June 30, 2009                            $324,031.25
         ---------------------------------------- -------------------------
         September 30, 2009                       $324,031.25
         ---------------------------------------- -------------------------
         December 31, 2009                        $324,031.25
         ---------------------------------------- -------------------------
         March 31, 2010                           $30,863,976.56
         ---------------------------------------- -------------------------
         June 30, 2010                            $30,863,976.56
         ---------------------------------------- -------------------------
         September 30, 2010                       $30,863,976.56
         ---------------------------------------- -------------------------
         The date which is the seventh            $30,863,976.57
         anniversary of the Closing Date
         ---------------------------------------- -------------------------

         In any event, the outstanding balance of the Tranche
         C Term Loans shall be due and payable in full on the seventh anniversary of the Closing Date.

     (i) Section 3.1(a) of the Credit Agreement is amended by inserting "Tranche B" immediately prior to "Term Loans" in the last sentence thereof.

     (j) Section 3.5(a) of the Credit Agreement is amended by inserting "Tranche B" immediately prior to "Term Lender" in the three places where "Term Lender" appears.

     (k) Section 4.8(a) of the Credit Agreement is amended to change "Tranche B Term Percentages" to "Tranche C Term Percentages".

     (l) Section 4.8(b) of the Credit Agreement is amended to delete "Tranche B" from the second sentence thereof.

     (m) Section 5.16 of the Credit Agreement is amended by inserting "Tranche B" immediately prior to "Term Loans" in the first sentence thereof.

     (n) Section 11.18 of the Credit Agreement is amended by inserting "Tranche B" immediately prior to "Term Loans" in the first sentence thereof.

     SECTION 2. Conditions to Effectiveness. The amendments contained in Section 1 shall be effective on the date (the "Effective Date"), which must be no later than April 19, 2005, on which each of the following conditions precedent is satisfied:

     (a) The Administrative Agent shall have executed this Amendment and shall have received counterparts of this Amendment executed by the Lead Arranger, the Syndication Agent and the Borrower and counterparts of the Consent appended hereto (the "Consent") executed by the Grantors, as defined in the Guarantee and Collateral Agreement (the "Grantors").

     (b) The Administrative Agent shall have received (i) telefax or other facsimile counterparts of executed Conversion Notices or Tranche C Addendums in aggregate amount equal (in any combination) to $129,612,500, (ii) funding of the amount of term loans committed to be funded under each such Tranche C Addendum,
(iii) the Borrower's irrevocable notice of voluntary prepayment of all Tranche B Term Loans not subject to a Conversion Notice and irrevocable instruction to disburse such funding to the prepayment of such non-converted Tranche B Term Loans, and (iv) payment of all unpaid interest accrued to the Effective Date on Tranche B Term Loans (whether or not converted to Tranche C Term Loans) and all additional amounts that would have been payable under Section 4.11 of the Credit Agreement if all Tranche B Term Loans had been paid in full on the Effective Date.

     (c) All fees and expense reimbursements payable by any Loan Party to any Agent shall have been paid.

     (d) The Administrative Agent shall have received such legal opinions, certificates documents and instruments as any Agent may reasonably request.

     SECTION 3. Representations and Warranties.

     The Borrower represents and warrants that:

     (a) Authority. The Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment. Each Grantor has the requisite power and authority to execute, deliver and perform its obligations under the Consent and the Loan Documents, as amended hereby. The execution, delivery and performance by the Borrower of this Amendment and by the Grantors of the Consent, and the performance by each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of such Loan Party.

     (b) Enforceability. This Amendment has been duly executed and delivered by the Borrower and the Consent has been duly executed and delivered by each Grantor. When this Amendment becomes effective as set forth in Section 2, each of this Amendment, the Consent and each Loan Document (as amended hereby) is the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought in proceedings in equity or at law).

     (c) Representations and Warranties. The representations and warranties made by each Loan Party in the Loan Documents are true and correct in all material respects on the date hereof, and will be true and correct in all material respects as of the Effective Date, both before and after giving effect to this Amendment, except to the extent that such representations and warranties refer to an earlier date (in which case they are true and correct in all material respects as of such earlier date).

     (d) No Default. No Default has occurred and is continuing.

     SECTION 4. Reference to and Effect on the Loan Documents.

     (a) If and when this Amendment becomes effective, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) The Credit Agreement, as amended hereby, and the Guarantee and Collateral Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined in the Credit Agreement, as amended hereby.

     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents or constitute, except as expressly set forth herein, a waiver or amendment of any provision of any of the Loan Documents.

     (d) This Amendment is a Loan Document. The provisions of Sections 11.12 and
11.16 of the Credit Agreement shall apply with like effect to this Amendment.

     SECTION 5. Counterparts. This Amendment and the Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment (or any authorization to execute this Amendment) or the Consent by facsimile shall be effective as delivery of a manually executed counterpart thereof.

     SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [signature pages follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                                ITRON, INC.


                                By:      /s/ Steven M. Helmbrecht
                                         --------------------------
                                         Name:  Steven M. Helmbrecht
                                         Title:  S.V.P. and C.F.O.



                                BEAR, STEARNS & CO. INC.,
                                     as Lead Arranger


                                By:      /s/ Richard Bram Smith
                                         ----------------------
                                         Name:  Richard Bram Smith
                                         Title:  Senior Managing Director



                                BEAR STEARNS CORPORATE LENDING INC.,
                                   individually and as Syndication Agent


                                By:      /s/ Richard Bram Smith
                                         ----------------------
                                         Name:  Richard Bram Smith
                                         Title:  Vice President



                                WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                   individually and as Administrative Agent


                                By:      /s/ Tom Beil
                                         -----------------------------------
                                         Name:  Tom Beil
                                         Title:  V.P. & SR. Relationship Manager